This is filed pursuant to Rule 497(e).
File Nos. 002-17531 and 811-01018

March 20, 2007

DREYFUS FOUNDERS FUNDS, INC.
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2006
(as previously supplemented)

Investment Strategies and Risks

The sixth paragraph of the section of the Statement of Additional Information entitled “Investment Strategies and Risks – Foreign Securities and ADRs” on page 18 is hereby revised to read as follows:

In addition, the Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Each of the Balanced, Discovery, Equity Growth, Growth and Mid-Cap Growth Funds will not invest more than 5% of its total assets, measured at the time of purchase, in securities issued by companies located in such countries. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Ecuador, Egypt, Estonia, Hungary, Iceland, India, Indonesia, Israel, Jordan, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Republic of Korea (South Korea), Romania, Russia and the other countries of the former Soviet Union, Slovak Republic, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, and Vietnam.